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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        In connection with the quarterly report of Golden State Vintners, Inc., a Delaware corporation (the "Company") on Form 10-Q for the quarterly period ended December 31, 2003 as filed with the Securities Exchange Commission (the "Report"), I, John G. Kelleher, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbannes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN G. KELLEHER John G. Kelleher Chief Financial Officer February 17, 2004

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  EXHIBIT 32.2